CAPSTONE GROWTH FUND, INC.

                    Supplement Dated May 12, 1998
                                 to
                    Prospectus Dated March 2, 1998
                    as Supplemented March 11, 1998


The "Management of the Fund" section of the prospectus (page 10) has been revised to reflect a change in personnel:

 Dan E. Watson, Ph.D. has been appointed as President and Portfolio Manager of Capstone Growth Fund, Inc. effective immediately.

 Dr. Watson began his career in 1971 at Texas Commerce Bank with planning responsibilities for the company's life insurance operations. In 1977 he joined Tenneco, Inc. and was subsequently named Assistant to the Chairman of the Board. In 1981 he helped form Tenneco Financial Services, the predecessor organization to Capstone Financial Services, Inc., the parent company of the Adviser and Distributor.